UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)

June 22, 2016

Box, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-36805	20-2714444
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

900 Jefferson Ave.

Redwood City, California 94063

(Address of principal executive offices, including zip code)

(877) 729-4269

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 5.07	Submission of Matters to a Vote of Security Holders.

On June 22, 2016, Box, Inc. (the “Company”) held its annual meeting of stockholders (the “Annual Meeting”). The stockholders of the Company voted on the following proposals at the Annual Meeting, each of which is more fully described in the Company’s definitive proxy statement filed with the Securities and Exchange Commission on May 11, 2016:

1.	To elect three Class II directors to serve until the Company’s 2019 annual meeting of stockholders and until their successors are duly elected and qualified;

2.	To approve, on an advisory basis, the compensation of the Company’s named executive officers;

3.	To approve, on an advisory basis, the frequency of future stockholder advisory votes on the compensation of the Company’s named executive officers; and

4.	To ratify the appointment of Ernst & Young LLP as the Company’s independent registered public accounting firm for the Company’s fiscal year ending January 31, 2017.

Holders of the Company’s Class A Common Stock were entitled to one vote for each share held as of the close of business on April 29, 2016 (the “Record Date”), and holders of the Company’s Class B Common Stock were entitled to ten votes for each share held as of the Record Date. The Class A Common Stock and Class B Common Stock voted as a single class on all matters.

Present at the Annual Meeting in person or by proxy were holders of shares of Class A Common Stock and Class B Common Stock representing an aggregate of 621,440,807 votes, or more than 74% of the voting power of all issued and outstanding shares entitled to vote at the Annual Meeting, constituting a quorum.

The voting results for each of these proposals are detailed below.

1.	Election of Directors

Nominee	For	Withheld	Broker Non-Votes
Dan Levin	594,204,647	4,898,000	22,338,160
Gary Reiner	596,349,036	2,753,611	22,338,160
Josh Stein	596,549,489	2,553,158	22,338,160

Each director nominee was duly elected as a Class II director to serve until the Company’s 2019 annual meeting of stockholders and until their successors are duly elected and qualified.

2.	Advisory Vote on Compensation of Named Executive Officers

For	Against	Abstained	Broker Non-Votes
596,581,164	2,286,037	235,446	22,338,160

The stockholders advised that they were in favor of the compensation of the Company’s named executive officers.

3.	Advisory Vote on Frequency of Future Advisory Votes on Compensation of Named Executive Officers

1 Year	2 Years	3 Years	Abstained	Broker Non-Votes
598,265,783	374,729	239,317	222,818	22,338,160

The stockholders advised that they were in favor of one year as the frequency of holding future advisory votes on the compensation of the Company’s named executive officers. In accordance with the recommendation of the board of directors of the Company and the voting results for this proposal, the Company will hold future advisory votes on the compensation of the Company’s named executive officers every year. The next required advisory vote on the frequency of future advisory votes on the compensation of the Company’s named executive officers will take place no later than at the Company’s 2022 annual meeting of stockholders.

4.	Ratification of Appointment of Independent Registered Public Accounting Firm

For	Against	Abstained	Broker Non-Votes
620,442,498	360,013	638,296	—

The appointment of Ernst & Young LLP as the Company’s independent registered public accounting firm for the Company’s fiscal year ending January 31, 2017 was ratified.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BOX, INC.

Date: June 24, 2016

	By:	/s/ Peter McGoff
Peter McGoff Senior Vice President, General Counsel and Corporate Secretary